UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2005
Date of Report (Date of earliest event reported)

SEARCHLIGHT MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-30995	98-0232244
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2215 Lucerne Circle
Henderson, NV	89104
(Address of principal executive offices)	(Zip Code)

(702) 451-4981
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The directors of Searchlight Minerals Corp. (the "Corporation") approved an amendment to the Corporation’s bylaws to amend Article  III “Board of Directors”, Section 1(a). The change in the bylaws was necessary because of missing  language in the original provision and to specify the number of directors and the method for determining  that number. Under the new provision, the number of directors will be a number to be fixed by the  Board of Directors that is not less than one (1) nor more than twelve (12).

The amended Bylaws of the Corporation are attached as Exhibit 3.1 to this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit
Number	Description of Exhibit

3.1	Amended Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

Date: July 28, 2005
	By:	/s/ K. Ian Matheson

K. IAN MATHESON
President and Chief Executive Officer